ALL STAR FUNDS

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Liberty All-Star® Growth Fund

1st Quarter Report | March 31, 2026

Liberty All-Star® Growth Fund

Period Ended March 31, 2026 (Unaudited)

Fund Statistics

Net Asset Value (NAV)	$5.34
Market Price	$4.75
Discount	-11.0%

1st Quarter 2026
Distribution*	$0.12
Market Price Trading Range	$4.55 to $5.52
Discount Range	-8.9% to -11.3%

Performance

Shares Valued at NAV with Dividends Reinvested	-6.77%
Shares Valued at Market Price with Dividends Reinvested	-8.31%
Dow Jones Industrial Average	-3.19%
Lipper Multi-Cap Growth Mutual Fund Average	-7.77%
NASDAQ Composite Index	-6.96%
Russell Growth Average	-6.40%
S&P 500® Index	-4.33%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2026 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates no portion of the distribution consists of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of distributions will be reported on Form 1099-DIV for 2026.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses. The return shown for the Lipper Multi-Cap Growth Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Average and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indexes can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Fellow Shareholders:	April 2026

Equity markets that largely reflected a steady economy and a welcome broadening beyond the narrow confines of artificial intelligence (AI) through the first two months of 2026 took an overnight turn when the U.S. and Israel launched an air assault against Iran. Through the final month of the quarter markets were almost entirely shaped by war in the Middle East and its ramifications for a global economy heavily reliant on access to predictably priced energy supplies. The result was a down quarter for key equity indexes: The S&P 500® Index declined 4.33 percent; the Dow Jones Industrial Average (DJIA) fell 3.19 percent; and the NASDAQ Composite Index was off 6.96 percent.

Most of the losses occurred in March after hostilities commenced on the last day of February; until that time, stocks had been relatively unchanged, save for the NASDAQ Composite, which was off 3.33 percent in February and 2.39 percent through the first two months. The S&P 500 recorded five straight weeks of losses to close the quarter. The DJIA and the NASDAQ Composite both entered correction territory in March (defined as a decline of 10 percent from an index’s previous high). The S&P 500 teetered on the brink, declining as much as 9.10 percent.

The disruption to global energy supply chains caused energy prices to soar, including crude oil, gasoline, and natural gas. For example, the U.S. benchmark, West Texas Intermediate crude, rose by 51 percent in March to more than $101/barrel, while the international benchmark, Brent crude, rose from about $72/barrel in February to about $118 at the end of March.

While hostilities in the Middle East dominated the headlines for the quarter, there were other major market forces also impacting the equity markets. Tariff anxiety, AI and its far-reaching impacts and a jittery private credit market also helped drive results.

Recapping highlights from the quarter, a major factor shaping markets in 2025 saw some clarity emerge when, on February 20, the Supreme Court ruled that President Trump’s sweeping tariffs on U.S. trading partners violated federal law. The landmark 6-3 decision held that the President exceeded his authority in imposing the tariffs. The administration then announced a 10 percent tariff on all imports using an alternative legal authority.

Employment data in the first quarter was uneven as the U.S. added 160,000 jobs in January and 178,000 in March but lost 133,000 jobs in February. Consumer confidence hit multi-year lows as respondents to the Consumer Board survey cited rising costs as a primary source of concern; reflecting that concern, retail sales in January showed the largest monthly decline since January 2024. Fourth quarter 2025 GDP (reported during the first quarter) expanded at an annual rate of just 0.5 percent, a much slower rate than 4.4 percent reported for 3Q25. The February Consumer Price Index (CPI) reading showed a 2.4 percent year-over-year increase, unchanged from January. The Federal Reserve left interest rates unchanged during the quarter, maintaining the fed funds rate in a range of 3.50 to 3.75 percent and the expectations for future cuts moderated.

Across the capitalization spectrum growth stocks all had negative returns for the quarter. The large-cap Russell 1000® Growth Index returned -9.78 percent, the Russell Midcap® Growth Index returned -6.35 percent and the small-cap Russell 2000® Growth Index returned -2.81 percent.

First Quarter Report (Unaudited) | March 31, 2026	1

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Liberty All-Star® Growth Fund

With growth stocks overall facing headwinds, the Fund had a challenging start to the year. For the quarter the Fund returned -6.77 percent with shares valued at net asset value (NAV) with dividends reinvested and -8.31 percent with shares valued at market price with dividends reinvested. The Fund’s NAV performance was just behind the Russell Growth Average and topped the -7.77 percent return of the Lipper Multi-Cap Growth Mutual Fund Average, while the market price return lagged by 54 basis points.

In general, the best relative performance for the quarter came from stocks in value-oriented sectors, including energy, materials, industrials, utilities, and consumer staples. Energy stocks, in particular, benefited from soaring oil and natural gas prices but the Fund had a de minimis allocation to this and other cyclical sectors.

The managers’ stock selection in the growth-oriented information technology sector added value on a relative basis, but the sector itself was the third-poorest performer for the quarter in the Russell Growth Average, with only financials and communication services posting greater reversals. Energy by far and away was the best performing sector.

The discount at which Fund shares traded relative to their underlying NAV widened during the first quarter to a range of -8.9 percent to -11.3 percent; this compares to a range of -7.9 percent to -11.0 percent in the fourth quarter of 2025.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.12 per share in the first quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $17.98 per share for a total of more than $504 million. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

Turning to Fund news, effective April 1, 2026, the Fund’s small-cap growth allocation was assigned to Congress Asset Management Company. Congress, which also manages the Fund’s mid-cap growth allocation, assumed this change from Weatherbie Capital. Westfield Capital Management Company continues to manage the Fund’s large-cap growth allocation. Congress’ small-cap investment team, led by Gregg O’Keefe, CFA, seeks companies that demonstrate changes in growth at consistently higher levels of profitability than other companies in their respective industries.

2	www.all-starfunds.com

Liberty All-Star® Growth Fund	President’s Letter

(Unaudited)

Geopolitical shocks such as the war with Iran usually cause significant upheaval in the equity markets, but once resolved the effects are not necessarily long lasting. And, indeed, it is times like these that underscore the value of portfolio diversification. The current confrontation has moved from armed conflict to a ceasefire and a more protracted diplomatic effort to find grounds for an end to hostilities. The impact on the global economic environment remains very much in question, however, and may prove to be more intractable. As conditions continue to be highly fluid, the Fund is steering a steady course, with sights set on core principles and a longer-term outlook. The reaction to war in the Middle East was just that—a reaction and a quick reallocation to cyclical, value-oriented stocks, led by the energy sector. Prior to that, we were heartened by a better balance across the growth equity capitalization spectrum—not just large-caps, but mid- and small-caps as well. This should position the Fund well and we believe this is the scenario that will unfold once world economies return to a more normalized environment.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Growth Fund, Inc.

The views expressed in the President’s letter reflect the views of the President as of April 2026 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

First Quarter Report (Unaudited) | March 31, 2026	3

Liberty All-Star® Growth Fund	Table of Distributions and Rights Offerings

(Unaudited)

			Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	81	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
2021	1.02	June	5[1]	8.21
2022	0.50
2023	0.43
2024	0.47
2025	0.46
2026 1st Quarter	0.12
Total	$17.98

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

4	www.all-starfunds.com

Stock Changes in the Quarter
Liberty All-Star® Growth Fund	and Distribution Policy

(Unaudited)

The following are the largest ($2 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2026.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/26
Purchases
Cardinal Infrastructure Group, Inc.	61,567	87,372
Casella Waste Systems, Inc.	23,362	64,938
DigitalOcean Holdings, Inc.	44,624	44,624
Expedia, Inc.	11,500	11,500
Karman Holdings, Inc.	28,850	28,850
Legence Corp.	38,906	85,794
Qnity Electronics, Inc.	28,000	28,000
Silicon Motion Technology Corp.	20,674	20,674
Stride, Inc.	36,138	36,138
Teradyne, Inc.	8,500	8,500
TKO Group Holdings, Inc.	13,750	13,750
Sales
Alphabet, Inc.	(7,855)	25,055
Apple, Inc.	(14,140)	36,532
Bank of America Corp.	(52,640)	0
Brown & Brown, Inc.	(35,785)	0
Dynatrace, Inc.	(59,565)	0
Garmin Ltd.	(11,785)	0
Meta Platforms, Inc.	(4,064)	6,954
Natera, Inc.	(23,394)	0
NVIDIA Corp.	(12,580)	85,750
Pure Storage, Inc.	(40,000)	0
Semtech Corp.	(24,080)	36,978
Vertiv Holdings Co.	(10,422)	14,968

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2026 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2026	5

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors

March 31, 2026 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
NVIDIA Corp.	4.43%
Apple, Inc.	2.74
Microsoft Corp.	2.20
Alphabet, Inc.	2.13
Amazon.com, Inc.	1.85
FirstService Corp.	1.80
Curtiss-Wright Corp.	1.76
Ollie’s Bargain Outlet Holdings, Inc.	1.62
Casella Waste Systems, Inc.	1.53
AAR Corp.	1.51
Advanced Energy Industries, Inc.	1.46
Legence Corp.	1.43
Monolithic Power Systems, Inc.	1.41
Artivion, Inc.	1.38
Ascendis Pharma A/S	1.36
nVent Electric PLC	1.36
Tapestry, Inc.	1.35
Eli Lilly & Co.	1.33
Quanta Services, Inc.	1.28
Casey’s General Stores, Inc.	1.27
35.20%

Economic Sectors*	Percent of Net Assets
Information Technology	27.79%
Industrials	27.08
Consumer Discretionary	14.44
Health Care	12.43
Financials	7.06
Communication Services	4.81
Real Estate	1.80
Consumer Staples	1.27
Energy	0.45
Other Net Assets	2.87
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

6	www.all-starfunds.com

Investment Managers/
Liberty All-Star® Growth Fund	Portfolio Characteristics

(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS
AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 18 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of March 31, 2026 (Unaudited)

				Market Capitalization Spectrum
	Russell Growth			Small		Large
	Smallcap	Midcap	Largecap				Total
	Index	Index	Index	Weatherbie*	Congress	Westfield	Fund
Number of Holdings	1,106	277	387	50	37	37	123**
Percent of Holdings in Top 10	10%	24%	62%	41%	39%	62%	22%
Weighted Average Market Capitalization (billions)	$6.0	$39.5	$1,919.9	$4.6	$30.3	$1,725.7	$578.2
Average Five-Year Earnings Per Share Growth	20%	23%	20%	15%	20%	26%	21%
Average Five-Year Sales Per Share Growth	13%	18%	15%	13%	17%	16%	15%
Price/Sales Ratio	2.3x	3.1x	6.4x	2.1x	3.8x	7.5x	3.4x
Price/Book Value Ratio	4.4x	10.1x	10.6x	4.0x	7.6x	10.1x	6.3x

*	Congress Asset Management Company, LLP replaced Weatherbie Capital, LLC effective April 1, 2026.
**	Certain holdings are held by more than one manager.

First Quarter Report (Unaudited) | March 31, 2026	7

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.13%)
COMMUNICATION SERVICES (4.81%)
Entertainment (1.50%)
Netflix, Inc.(a)	23,720	$2,280,678
TKO Group Holdings, Inc.(b)	13,750	2,772,687
		5,053,365
Interactive Media & Services (3.31%)
Alphabet, Inc., Class A	25,055	7,204,816
Meta Platforms, Inc., Class A	6,954	3,978,592
		11,183,408
CONSUMER DISCRETIONARY (14.44%)
Automobiles (0.31%)
Tesla, Inc.(a)	2,790	1,037,183

Broadline Retail (3.46%)
Amazon.com, Inc.(a)	29,949	6,237,478
Ollie’s Bargain Outlet Holdings, Inc.(a)	59,326	5,460,365
		11,697,843
Diversified Consumer Services (0.94%)
Stride, Inc.(a)(b)	36,138	3,186,287

Hotels, Restaurants & Leisure (5.66%)
Cava Group, Inc.(a)(b)	35,525	2,873,973
Expedia, Inc.	11,500	2,655,235
First Watch Restaurant Group, Inc.(a)(b)	140,997	1,477,649
Marriott International, Inc., Class A, Class A	3,730	1,219,971
Planet Fitness, Inc., Class A(a)	38,638	2,873,894
Texas Roadhouse, Inc.	15,600	2,576,184
Viking Holdings, Ltd.(a)	52,925	3,888,929
Wingstop, Inc.	10,063	1,559,463
		19,125,298
Household Durables (0.76%)
DR Horton, Inc.	18,600	2,552,292

Specialty Retail (1.96%)
Lowe’s Cos., Inc.	5,260	1,242,833
O’Reilly Automotive, Inc.(a)	19,370	1,788,045
Ross Stores, Inc.	16,575	3,590,642
		6,621,520
Textiles, Apparel & Luxury Goods (1.35%)
Tapestry, Inc.	32,275	4,554,325

See Notes to Schedule of Investments.

8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
CONSUMER STAPLES (1.27%)
Consumer Staples Distribution & Retail (1.27%)
Casey’s General Stores, Inc.	5,900	$4,294,374

ENERGY (0.45%)
Energy Equipment & Services (0.07%)
Solaris Energy Infrastructure, Inc.	4,147	234,347

Oil, Gas & Consumable Fuels (0.38%)
Cheniere Energy, Inc.	2,360	669,674
Diamondback Energy, Inc.	3,200	632,928
		1,302,602
FINANCIALS (7.06%)
Banks (0.41%)
Fifth Third Bancorp	29,500	1,370,570

Capital Markets (4.35%)
Hamilton Lane, Inc., Class A	20,713	2,058,872
Houlihan Lokey, Inc.	16,900	2,427,178
KKR & Co., Inc.	12,240	1,132,200
Morgan Stanley	9,320	1,533,792
Piper Sandler Cos.	12,180	932,379
Raymond James Financial, Inc.	25,050	3,626,990
StepStone Group, Inc., Class A	62,909	3,002,018
		14,713,429
Consumer Finance (0.58%)
Upstart Holdings, Inc.(a)(b)	76,407	1,959,839

Financial Services (1.27%)
Toast, Inc.(a)	74,600	1,977,646
Visa, Inc., Class A	7,690	2,324,226
		4,301,872
Insurance (0.45%)
Palomar Holdings, Inc.(a)	12,682	1,515,499

HEALTH CARE (12.43%)
Biotechnology (4.86%)
ACADIA Pharmaceuticals, Inc.(a)	160,794	3,579,274
Alnylam Pharmaceuticals, Inc.(a)	7,000	2,316,090
Ascendis Pharma A/S(a)(c)	20,070	4,590,611
Halozyme Therapeutics, Inc.(a)	34,600	2,236,198

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2026	9

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Biotechnology (continued)
Ionis Pharmaceuticals, Inc.(a)	3,946	$296,305
Ultragenyx Pharmaceutical, Inc.(a)	44,908	940,823
Veracyte, Inc.(a)	76,627	2,468,156
		16,427,457
Health Care Equipment & Supplies (4.35%)
Artivion, Inc.(a)	127,103	4,654,512
Glaukos Corp.(a)	11,644	1,253,593
IDEXX Laboratories, Inc.(a)	3,589	2,016,623
Inmode, Ltd.(a)	37,852	517,815
IRhythm Holdings, Inc.(a)	16,461	1,942,727
Neogen Corp.(a)	103,633	962,751
Penumbra, Inc.(a)	10,150	3,332,956
		14,680,977
Health Care Providers & Services (1.89%)
Encompass Health Corp.	27,500	2,660,075
Progyny, Inc.(a)	85,912	1,458,786
RadNet, Inc.(a)	40,631	2,270,866
		6,389,727
Pharmaceuticals (1.33%)
Eli Lilly & Co.	4,890	4,497,675

INDUSTRIALS (27.08%)
Aerospace & Defense (8.96%)
AAR Corp.(a)	46,692	5,110,906
Axon Enterprise, Inc.(a)	5,567	2,364,249
Cadre Holdings, Inc.(b)	54,364	1,667,888
Curtiss-Wright Corp.	8,710	5,932,555
HEICO Corp.	9,725	2,666,595
Howmet Aerospace, Inc.	15,870	3,657,400
Karman Holdings, Inc.(a)(b)	28,850	2,309,442
Kratos Defense & Security Solutions, Inc.(a)(b)	21,854	1,540,926
Loar Holdings, Inc.(a)(b)	36,701	2,102,600
VSE Corp.(b)	15,327	2,826,299
York Space Systems, Inc.(a)	4,192	92,937
		30,271,797
Commercial Services & Supplies (1.85%)
Casella Waste Systems, Inc., Class A(a)(b)	64,938	5,152,181
Montrose Environmental Group, Inc.(a)	49,516	1,083,905
		6,236,086
Construction & Engineering (7.95%)
API Group Corp.(a)	88,475	3,585,007

See Notes to Schedule of Investments.

10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Construction & Engineering (continued)
Cardinal Infrastructure Group, Inc.(a)(b)	87,372	$3,464,737
EMCOR Group, Inc.	5,600	4,134,536
Everus Construction Group, Inc.(a)	9,768	1,153,210
Legence Corp.(a)(b)	85,794	4,843,929
Quanta Services, Inc.	7,850	4,309,807
Sterling Infrastructure, Inc.(a)(b)	6,004	2,445,249
Tutor Perini Corp.	37,751	2,914,000
		26,850,475
Construction & Farm Machinery (0.16%)
Caterpillar, Inc.	780	552,599

Electrical Equipment (3.57%)
AMETEK, Inc.	6,830	1,464,079
GE Vernova, Inc.	2,588	2,259,065
nVent Electric PLC	38,750	4,583,350
Vertiv Holdings Co.	14,968	3,750,682
		12,057,176
Ground Transportation (0.40%)
RXO, Inc.(a)(b)	93,297	1,364,002

Machinery (1.03%)
Crane Co.	20,450	3,496,950

Professional Services (0.71%)
First Advantage Corp.(a)(b)	147,666	1,736,552
Verra Mobility Corp.(a)	45,393	648,666
		2,385,218
Trading Companies & Distributors (2.45%)
Fastenal Co.	65,975	3,061,240
FTAI Aviation, Ltd.	4,650	1,139,250
SiteOne Landscape Supply, Inc.(a)	19,547	2,601,901
Xometry, Inc., Class A(a)(b)	35,786	1,461,500
		8,263,891
INFORMATION TECHNOLOGY (27.79%)
Communications Equipment (0.45%)
Arista Networks, Inc.(a)	12,480	1,532,295

Electronic Equipment, Instruments & Components (1.97%)
Advanced Energy Industries, Inc.	15,250	4,921,327
IPG Photonics Corp.(a)	1,232	141,175

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2026	11

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Novanta, Inc.(a)(b)	13,609	$1,607,359
		6,669,861
IT Services (2.75%)
Cloudflare, Inc., Class A(a)	17,700	3,652,218
DigitalOcean Holdings, Inc.(a)(b)	44,624	3,827,847
MongoDB, Inc.(a)	7,325	1,792,940
		9,273,005
Semiconductors & Semiconductor Equipment (13.12%)
Broadcom Inc.	13,808	4,273,714
Credo Technology Group Holding, Ltd.(a)	15,425	1,447,945
Impinj, Inc.(a)(b)	17,668	1,814,504
Marvell Technology Group, Ltd.	11,480	1,137,094
Micron Technology, Inc.	2,350	793,924
MKS, Inc.	6,470	1,486,871
Monolithic Power Systems, Inc.	4,350	4,756,072
NVIDIA Corp.	85,750	14,954,800
Qnity Electronics, Inc.	28,000	3,230,640
Semtech Corp.(a)	36,978	2,843,238
Silicon Motion Technology Corp.(c)	20,674	2,321,483
SiTime Corp.(a)	1,593	550,143
Taiwan Semiconductor Manufacturing Co. Ltd.(c)	6,510	2,200,055
Teradyne, Inc.	8,500	2,519,910
		44,330,393
Software (6.75%)
Agilysys, Inc.(a)	5,354	380,884
Datadog, Inc., Class A(a)	19,700	2,325,585
Fair Isaac Corp.(a)	1,675	1,788,129
Guidewire Software, Inc.(a)	15,525	2,321,919
Microsoft Corp.	20,110	7,444,119
nCino, Inc.(a)(b)	63,968	958,241
Palantir Technologies, Inc., Class A(a)	8,580	1,255,082
Palo Alto Networks, Inc.(a)	10,100	1,619,232
Salesforce, Inc.	6,050	1,129,353
ServiceNow, Inc.(a)	23,720	2,479,926
Synopsys, Inc.(a)	2,810	1,114,109
		22,816,579
Technology Hardware, Storage & Peripherals (2.75%)
Apple, Inc.	36,532	9,271,456

See Notes to Schedule of Investments.

12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments

March 31, 2026 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
REAL ESTATE (1.80%)
Real Estate Management & Development (1.80%)
FirstService Corp.(b)	43,743	$6,077,652

TOTAL COMMON STOCKS
(COST OF $284,932,658)		328,149,324

SHORT TERM INVESTMENTS (4.81%)
MONEY MARKET FUND (2.87%)
State Street Institutional US Government Money Market Fund, Premier Class, 3.58%(d)
(COST OF $9,702,108)	9,702,108	9,702,108

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (1.94%)
State Street Navigator Securities Lending Government Money Market Portfolio, 3.68%
(COST OF $6,561,458)	6,561,458	6,561,458

TOTAL SHORT TERM INVESTMENTS
(COST OF $16,263,566)		16,263,566

TOTAL INVESTMENTS (101.94%)
(COST OF $301,196,224)		344,412,890

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.94%)		(6,545,024)

NET ASSETS (100.00%)		$337,867,866

NET ASSET VALUE PER SHARE
(63,303,584 SHARES OUTSTANDING)		$5.34

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $39,080,189.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on March 31, 2026.

See Notes to Schedule of Investments.

First Quarter Report (Unaudited) | March 31, 2026	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

March 31, 2026 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its schedule of investments. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services - Investment Companies. In regards to Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Chief Operating Decision Maker (“CODM”) monitors the operating results of the Fund as a whole. The Fund’s Treasurer is the CODM for the Fund. The Fund’s financial information is used by the CODM to assess each segment’s performance. The CODM has determined that the Fund is a single operating segment as defined by ASU 2023-07 that recognizes revenues and incurs expenses. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value (“NAV”) per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Directors (the “Board”). The Board has designated ALPS Advisors, Inc. (the “Advisor” or “AAI”) as the Fund’s Valuation Designee. The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of March 31, 2026, the Fund held no securities that were fair valued.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

March 31, 2026 (Unaudited)

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

First Quarter Report (Unaudited) | March 31, 2026	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

March 31, 2026 (Unaudited)

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of March 31, 2026:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$ 39,080,189	$ 6,561,458	$ 33,322,298	$ 39,883,756

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

16	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments

March 31, 2026 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2026:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$328,149,324	$–	$–	$328,149,324
Short Term Investments	16,263,566	–	–	16,263,566
Total	$344,412,890	$–	$–	$344,412,890

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes. A January 2023 Memorandum of Decision and Order issued by a Massachusetts Superior Court judge has held that a by-laws provision limiting the ability of shareholders to vote shares in excess of a specified amount is not permissible under the Investment Company Act of 1940. As a result of this decision, there is some uncertainty whether a registered investment company such as the Fund may rely on the Maryland Business Control Share Acquisition Act.

First Quarter Report (Unaudited) | March 31, 2026	17

Description of Lipper Benchmark
Liberty All-Star® Growth Fund	and Market Indices

March 31, 2026 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Average

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and covers approximately 80% of available market capitalization.

An investor cannot invest directly in an index.

18	www.all-starfunds.com

ALL-STAR FUNDS

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, MA 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3006
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock, Chairman
Edmund J. Burke
Jennifer E. Hoopes
Milton M. Irvin
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Gina Meyer, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

ASG LISTED NYSE

Annual Certifications — As required, on September 2, 2025, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a semi-annually basis on Form N-CSR.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR® FUNDS

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

ASG
LISTED
NYSE

Liberty All-Star® Growth Fund

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.